Investor Presentation

Pressure BioSciences, Inc.
(OTCQB: PBIO)

Discovery Starts
with Sample Preparation™

Richard T. Schumacher
President & CEO
rschumacher@pressurebiosciences.com

SeeThruEquity NYC
November 12, 2013

Forward Looking Statements
This presentation may contain forward looking statements
that reflect management’s current views and opinions as
to the status of the Company’s products, technology and
other future events and operations. These statements are
neither a promise nor guarantee, but involve risks and
uncertainties that could cause actual results to differ
materially from those anticipated or indicated. Investors
are cautioned that any forward looking statements should
be considered in light of such risks and uncertainties
including, without limitation, those detailed in the
Company’s filings with the
Securities and Exchange Commission.

 •  Pressure Cycling Technology (PCT): Powerful, Enabling, Patented
 •  Primary Application: Sample Preparation ($ Billion Market Opportunity)

 •  PCT Products Offer Significant Advantages Over Competitive Methods

 •  Proven Technology: ~ 235 Installations in ~150 Marquee Laboratories
 •  Attractive “Razor/Razorblade” Business Model

 •  On-going Discussions with Large Potential Strategic Partners
 •  Experienced Management Team and Board of Directors
 •  Favorable Market Valuation for the Investor
 •  Active Commercialization of PCT Platform Has Begun
 •  Two Recent Technical Breakthroughs Reported
 •  Record Revenue Reported Q3 2013; Strong Guidance for Q4 2013
Key Investment Highlights

 • Formed Sept 2004 - Sale of Boston Biomedica (BBII)
 • Started Operations in 2006
 • OTCQB: PBIO
 • Ten (10) Full-time Employees
 • Strong Management Team and Board of Directors
 • Focused on the Development and Commercialization of
 PCT-based Instruments and Consumables for the Preparation
 of Biological Samples for Research Laboratories
 • Strong IP - 24 Issued PCT Patents with More Pending
           *
Company Background

 Historical Revenue Data
 • FY 2011    $ 988,000
 • FY 2012    $ 1,256,000
 • FY 2013 (thru Q3)  $ 1,150,000
 Selected Data: November 11, 2013
 • Cash/AR   ~$ 0.28 million
 • Inventory   ~$ 0.87 million
 • Debt (other than AP)  $ 450K
 Selected Data: September 13, 2013
 • Common O/S   11.9 million
 • Preferred (common equiv) 8.3 million
  Total CSs and CS Equiv O/S 20.2 million
 • Warrants & Options  13.0 million ($0.40 - $3.00)
 • Price per Share   $ 0.21
 • Market Cap (Com/Pfd)  $ 4.2 million

Financial Data

 Management
 • Mr. Richard T. Schumacher, President & CEO
  Boston Biomedica (CEO, Founder); Panacos Pharma (President, Co-founder);
  Trinity Biotech (Founding Group); CBR Labs (Gen’l Mgr) - Harvard Medical School

 • Dr. Edmund Y. Ting, Senior Vice President of Engineering
   Avure Technologies (CSO); Flow Int’l (CSO); Grumman Aerospace; MIT (Ph.D.)
 • Dr. Alexander V. Lazarev, Vice President of R&D
   Proteome Systems; Genomic Solutions; ESA; University of Kazan (Ph.D.)
 • Dr. Nathan P. Lawrence, Vice President of Marketing
   Boston Biomedica; BD; Gene-Trak Systems; Yale University (Ph.D.)
 • Mr. Conrad Mir, Chief Financial Officer
   Genetic Immunity (CEO); Advaxis; Sanford Bernstein; First Liberty; Nomura
 Board
 • Jeffrey Peterson, MBA,  Chairman
 • Kevin Pollack, Esq., MBA,  Audit Committee Chairman
 • Vito Mangiardi, MBA,   Compensation Committee Chairman
 • Mickey Urdea, Ph.D.,  SAB Chairman
 • Richard T. Schumacher
            *

Experienced Senior Management & Board

 • Analysis of DNA, RNA, Proteins, & Lipids (“biomolecules”) is
 Crucial to the Development of New Diagnostics & Therapeutics
 • Sample Preparation is Required Prior to Virtually All Analyses
 • Current Sample Preparation Methods Highly Inadequate: bottleneck
 • PCT Offers Clear Advantages Over Current Competitive Products
 • Current Target: Life Sciences Research Market - minimal regulatory
 • PBI Holds 24 Issued PCT Patents in Multiple Sample Prep Applications
 • Early Traction…about 235 PCT Systems installed through Q1 2013
 • $6 Billion Market Opportunity for Sample Preparation Products* **
 • ~ 500K Scientists in ~ 80K Labs WW require sample preparation
 •  *Strategic Directions Int’l; **The Emmes Group
          *

Value Proposition - Sample Prep Market

Release Important Biomolecules by Cell Lysis

Scientific research can be broken down to three key elements:
sample preparation, analysis, & data reduction/interpretation
“Discovery Starts with Sample Preparation”

Sample Input Quality = Sample Result Quality

Competitive Landscape
• Mortar & Pestle
• Dounce homogenizer (glass on glass)
• Potter-Elvenhjem homogenizer (Teflon on glass)
• Enzymatic Digestion
• Polytron shearing homogenizers
• Blenders
• Bead Beating
• Sonication
• Repeated Freeze/Thaw cycles
• French Press (≤ 2000 PSI)
Mostly Commodity Products Through Catalogue Sales

Barocycler™
NEP2320
PCT Sample Preparation System

PULSE Tube
MicroTubes
PCT-dependent Kits

 Next Gen PCT Platform: HUB Family of Barocyclers
  High Pressure Generators
 for Multiple Research & Mfg Applications
• Compact
• Portable
• Versatile
• Computer Controlled
• Labview Software Driven
• Pressures to:
 • 20 kpsi (HUB160) 2012
 • 60 kpsi (HUB440) 2012
 • 100 kpsi (HUB880) Q12014

…the HUB for every laboratory’s high pressure needs via
 state-of-the-art, application specific modules & software

Product Pipeline (2011 Release)
The Shredder SG3
Low Shear, Mechanical, Homogenization
Device
 Long lasting lithium
  rechargeable batteries

 Paddle for convenient
  pressure setting

 Pressure force levels:
  15, 30, 45 lbs. Force

 Uses PCT PULSE and
  Shredder Tubes

 Heavy Duty, Robust Driver
Cole Parmer, a Thermo Fisher Company, and
a Major Worldwide Distributor of Lab
Products, Announced in Oct 2012 that They
will Distribute the Shredder SG3

Selected Marquee Customers (40 of 150)
• Amgen
• Biogen
• Lilly
• Novartis
• Monsanto
• BM Squibb
• Merck
• Centocor
• Takeda Pharmaceuticals
• Momenta Pharmaceuticals
• US Army
• FBI
• Food and Drug Administration
• US Department of Agriculture
• National Institutes of Health
• Armed Forces Inst. of Pathology
• Centers for Disease Control
• USAMRIID
• Dana Farber Cancer Center
• Burnham Research Institute
• Thermo Fisher
• Target Discovery
• Battelle Memorial Institute
• Harvard Medical School
• Harvard School of Public Health
• Rockefeller University
• University of New Hampshire
• Barnett Research Inst (NEU)
• UCLA
• UC - San Diego
• UC - Davis
• Lawrence Livermore
• Stanford University
• University of North Texas
• Mississippi State
• Montana State
• Lawrence Berkeley
• University of Kentucky
• Florida Int’l University
• UMASS - Boston

 High Level Overview of Current Fields of Use and Applications for PCT:
a Few Select Examples

Proteomics (Proteins)
• Biomarker Discovery: Heart Disease and Cancer
• Pressure-Enhanced Enzymology: Trypsin and Deglycosylation
• Enhance/Enable Protein Analysis: Mass Spectrometry, EPR, ESR, and NMR
• Enhance Protein Extraction from FFPE: Diagnostics and Drug Development
• Biopharmaceuticals, Vaccines, and Biosimilars: Discovery, Synthesis and QC
Genomics (DNA, RNA)
• Forensics: Rape Kit Analysis, Bone, and Touch Samples
• Enhance DNA Sequencing: DNA Shearing
• Agriculture: HLB Disease (Greening Disease in Citrus) and Soil Pathogens
• Environmental Biology: Oil Eating Bacteria
• Antibioterror: Rapid Identification and Inactivation
Transcriptomics (RNA): Gene Expression and Drug Discovery
Lipidomics (Fats): Lipid Analysis of fecal material, Metabolomic Diseases, E.g. Diabetes
Mitochondria: Mitochondrial-related Diseases E.g. MDys, Autism,C .Palsy
Food: Pathogen testing, Manufacturing
Herbal Medicine: Discovery, Manufacturing
Chemical: High Pressure Chemical Syntheses and Analysis
Industrial Applications: Automotive, Oil Well Discovery and Recovery

 PCT Focus Area: Biomarker Discovery
Dr. Andreas Huhmer - Thermo Fisher Scientific
  …advantages of speed and quality using PCT in mass spec workflow
Dr. Michael Alterman - Tumor Vaccines and Biotechnology Branch, CBER, FDA
  …improved influenza vaccine quality using PCT in mass spec workflow
Dr. Alexander Ivanov - Harvard School of Public Health
 …improved membrane protein identification using PCT in mass spec workflow
Dr. Bruce McCord, Florida International University
 …improved processing of forensic (rape kit) samples using PCT

Dr. Luke Schneider, Target Discovery, Inc.
 …improved membrane protein recovery in ovarian cancer studies using PCT in mass spec workflow
Dr. Bruce Budowle, Health Science Center, University of North Texas
  …improved detection of DNA in forensic samples using PCT

Forensics
Cancer, Heart Disease, Inf. Diseases, Neurological Disorders, Etc.
Dr. Henry C. Lee, the Henry C. Lee Institute of Forensic Science
 …evaluation of PCT in the recovery and detection of DNA in difficult forensic samples
Dr. Jeff Mason and Dr. Carol Fowler, Armed Forces Institute of Pathology
 ...improved processing of FFPE (histology) samples using pressure
Dr. Jennifer Van Eyk, Johns Hopkins School of Medicine
 …improved recovery of aorta proteins from FFPE samples using PCT

Professor Wayne Hubbell - UCLA
"Protein flexibility is the new frontier in understanding protein function and regulation. The study of proteins under pressure has great ability to reveal salient features of protein flexibility, and hence provide new insights into protein function and
rational drug design. In my opinion, high pressure will
play a central role in the discovery process that lies ahead in the exciting field of protein science, and PBI’s PCT Product
Line will make major contributions to this field.”
December, 2012

Distinguished Professor of
Chemistry & Biochemistry,
and Jules Stein Professor at
UCLA

Dr. Henry C. Lee
“We are excited about this opportunity to collaborate with
Pressure BioSciences to examine the potential applications of their PCT Platform in improving the collection of forensic
evidence, particularly DNA, in several important areas of
forensics…such collaborations not only provide new, effective technologies for forensic DNA testing of samples that have
been difficult or unsuitable using today’s standard techniques, but can also provide new and more effective ways to
reexamine old biological evidence in cold cases.”

Professor of Forensic Science and
founder of the Forensic Science
Program at the University of New
Haven; founder of the HC Lee
Institute of Forensic Sciences; and
former Commissioner of Public
Safety for the State of Connecticut.

2013 News of Interest
• PBI Reports Record Financial Results (revenue) for Q3 2013

 Guidance Given for Strong Q4 2013 Revenue

 Guidance Given on Two New Instrument Systems (Q1 and Q2 2014)

•  PBI Announces Close of $2.0 Million Above-Market Private Placement

• Core Technology Breakthrough Announced

• Novel Method Published for Lipid Analysis in Fecal Material Using PCT

• Further Advances Reported in Improved Rape Kit Testing Method Using PCT

• Dr. Mickey Urdea Joins Board (Feb 2013); Pollack & Mangiardi in July 2012

• Sales Reach Expanded to Approximately 20 Countries Over Past Year

• PBI and Constant Systems Announce Strategic Partnership

• Improvements in DNA Yield from Forensic Samples Reported

2013 Key Product Drivers (High Throughput PCT)

 • Breakthrough in Core PCT Technology Platform - High Throughput
 a) announced on June 4, 2013
 b) will allow PCT sample processing with universal, high throughput multiwell format
 c) will allow PCT Systems to integrate with HT instruments in thousands of labs WW
 d) is expected to significantly accelerate discussions with potential strategic partners
  e) is expected to have significant impact on PBI’s revenue growth, starting Q2 2014

 Barocycler HUB880 - pressure up to 100,000 psi
 a) first of its kind
 b) will allow scientists to go to 100,000 psi
 c) Q1 2014 release

 • Novel PCT-based Method for Lipid Analysis in Fecal Material
 a) announced on May 16, 2013
 b) collaboration with Dr. Bruce Kristal and Team at HMS and B/W Hospital, Boston
 c) could provide a reproducible, generally applicable, broad-based, non-invasive technique for establishing GI function in patients regardless of age/disease
 d) could significantly impact diagnosis, treatment, cure, and prevention of
 GI diseases/disorders, e.g., colon cancer, inflammatory bowel disease, obesity
 e) could offer new paradigm for nutritional, infectious, & inflammatory status

2013 Potential Drivers

2013 Potential Drivers: High Throughput PCT

 Automated liquid handling helps ensure accuracy and reproducibility, eliminates repetitive tasks, and frees personnel for other activities.

HT PCT Product Concept
2013 Potential Drivers: High Throughput PCT

2013 Potential Drivers: High Throughput PCT
Beta Units Ready for Testing:   February 2014

Beta Site Evaluation Completed:  April 2014

Commercialization:    June 2014

Initial Applications
• rapid protein digestion (multiple labs, worldwide)
• lipid profiling (multiple diseases/disorders of the GI tract)

HTP PCT Platform
• will use new Barocycler HUB or modified instruments
• will use new accessories and modules
• will use new multiwell plate consumables
• will use liquid handling automation, e.g., LEAP Technologies

Strategic Partnerships:  Discussions Have Been
     Accelerated